UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

BAILLIE GIFFORD FUNDS

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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BAILLIE GIFFORD FUNDS
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BAILLIE GIFFORD FUNDS

Baillie Gifford Asia Ex Japan Fund, Baillie Gifford China A Shares Fund, Baillie Gifford Developed EAFE All Cap Fund, Baillie Gifford EAFE Plus All Cap Fund, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford Global Stewardship Equities Fund, Baillie Gifford International All Cap Fund, Baillie Gifford International Alpha Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Growth Fund, Baillie Gifford International Smaller Companies Fund, Baillie Gifford Japan Growth Fund, Baillie Gifford Long Term Global Growth Fund, Baillie Gifford Multi Asset Fund, Baillie Gifford Positive Change Equities Fund, and Baillie Gifford U.S. Equity Growth Fund

Calton Square, 1 Greenside Row, Edinburgh, Scotland, UK, EH1 3AN

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Dear Shareholder,

Notice is hereby given that a Special Meeting (the "Special Meeting") of the shareholders of Baillie Gifford Funds (the "Trust") and each of its above-named series (each a "Fund" and collectively, the "Funds") will be held as a virtual meeting at 10:00 a.m. (Eastern Time) on June 11, 2020, and any postponement(s) or adjournment(s) thereof, for the following purposes, which are more fully described in the accompanying Proxy Statement:

Proposal Summary	Fund(s) Voting on the Proposal
1. Election of Trustees (the "Proposal").	All Funds will vote together on a Trust-level basis.
2. Transact such other business as may properly come before the Special Meeting or any postponement(s) or adjournment(s) thereof.	All Funds.

The Board of Trustees of the Trust unanimously recommends that you vote "FOR" the approval of the Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting
of Shareholders to be Held on June 11, 2020.

The Notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com.

In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board of Trustees of the Trust has determined that the Special Meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. The details on how to participate in the virtual Special Meeting are included in this Proxy Statement.

The Board of Trustees of the Trust has fixed the close of business on April 24, 2020 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement(s) or adjournment(s) thereof. Only those shareholders who owned shares in a Fund at the close of business on the Record Date can vote at the Special Meeting or any postponement(s) or adjournment(s) thereof.

By order of the Board of Trustees of the Trust,

Gareth Griffiths, Secretary

May 19, 2020

NOTICE: YOUR VOTE IS IMPORTANT. PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED INSTRUCTION FORM PROMPTLY WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. YOU MAY ALSO VOTE IF YOU ATTEND THE VIRTUAL SPECIAL MEETING.

TABLE OF CONTENTS

Overview of the Proposal	2
Proposal: Election of Trustees	3
Further Information About Voting and the Special Meeting	11
Information About the Trust	13
Appendix A: Name, Address, and Percentage of Ownership of "Principal Holders"	A-1
Appendix B: Audit Oversight Committee Charter	B-1
Appendix C: Nominating and Governance Committee Charter	C-1

PROXY STATEMENT

BAILLIE GIFFORD FUNDS

Baillie Gifford Asia Ex Japan Fund, Baillie Gifford China A Shares Fund, Baillie Gifford Developed EAFE All Cap Fund, Baillie Gifford EAFE Plus All Cap Fund, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford Global Stewardship Equities Fund, Baillie Gifford International All Cap Fund, Baillie Gifford International Alpha Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Growth Fund, Baillie Gifford International Smaller Companies Fund, Baillie Gifford Japan Growth Fund, Baillie Gifford Long Term Global Growth Fund, Baillie Gifford Multi Asset Fund, Baillie Gifford Positive Change Equities Fund, and Baillie Gifford U.S. Equity Growth Fund, each a series of Baillie Gifford Funds (individually a "Fund," collectively the "Funds")

Calton Square, 1 Greenside Row,
Edinburgh, Scotland, UK, EH1 3AN

May 19, 2020

The enclosed proxy is solicited by the Board of Trustees (the "Board" or the "Trustees") of the Baillie Gifford Funds (the "Trust") for use at the Special Meeting of Shareholders of the Trust, to be held as a virtual meeting at 10:00 a.m. (Eastern Time) on June 11, 2020, (the "Special Meeting"), for action upon the matters set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). Shareholders of record at the close of business on April 24, 2020 (the "Record Date") are entitled to attend and vote at the virtual Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement, and the enclosed proxy card are first being mailed to shareholders on or about May 19, 2020.

To attend and vote at the virtual Special Meeting, please register at https://viewproxy.com/BaillieGifford/broadridgevsm/.

The Board has called the Special Meeting and is soliciting proxies from shareholders of each Fund for the purposes listed below:

Proposal Summary	Fund(s) Voting on the Proposal
1. Election of Trustees.	All Funds will vote together on a Trust-level basis.
2. Transact such other business as may properly come before the Special Meeting or any postponement(s) or adjournment(s) thereof.	All Funds.

The Board unanimously recommends that you vote "FOR" the approval of the Proposal discussed below.

Overview of the Proposal

Election of Trustees

Bruce C. Long, a current Independent Trustee, has indicated his intention to retire from the Board effective December 31, 2020. As part of the Board's planning efforts to ensure continuity in the oversight of the Trust and the Board's continuing discharge of its fiduciary duties to the Trust on a long-term basis, the Board has nominated Donald P. Sullivan Jr. for election by shareholders of the Trust as a new trustee effective as of the open of business on July 1, 2020, or such later time as the shareholder meeting will finally adjourn. The Board currently consists of five Trustees and, if the Proposal is approved, will consist of six Trustees immediately following the shareholder meeting. You are being asked to elect four of the incumbent Trustees (all incumbents other than Mr. Long) and one new nominee to the Board. Mr. Long would continue to serve on the Board until his retirement in December 2020. If the Proposal is approved, the Board would consist of six Trustees immediately following the shareholder meeting. The incumbent Trustee nominees are David W. Salter, Howard W. Chin, Pamela M. J. Cox, and Robert E. Rigsby. The new nominee is Donald P. Sullivan Jr.

All Funds will vote together on the Proposal at a Trust-level basis, and the shareholders of the Funds have the option of voting on the election of each nominee separately. As discussed in greater detail below, the Board, including the Independent Trustees, has unanimously determined to recommend a vote "FOR" the election of each nominee.

Properly signed and dated proxy cards that are unmarked will be voted "FOR" the Proposal.

PROPOSAL – ELECTION OF TRUSTEES

Bruce C. Long, a current Independent Trustee, has indicated his intention to retire from the Board effective December 31, 2020. As part of the Board's planning efforts to ensure continuity in the oversight of the Trust and the Board's continuing discharge of its fiduciary duties to the Trust on a long-term basis, the Board has nominated Donald P. Sullivan Jr. for election by shareholders of the Trust as a new trustee effective as of the open of business on July 1, 2020, or such later time as the shareholder meeting will finally adjourn. The Board currently consists of five Trustees and, if the Proposal is approved, will consist of six Trustees immediately following the shareholder meeting. The Board has proposed the following five nominees for election by shareholders (each a "Nominee"), each to hold office during the continued lifetime of the Trust until he or she dies, resigns or is removed or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor in accordance with the Trust's organizational documents and policies adopted by the Board from time to time: David W. Salter, Howard W. Chin, Pamela M. J. Cox, Robert E. Rigsby, and Donald P. Sullivan Jr. Ms. Cox and Messrs. Chin, Rigsby, and Salter are collectively referred to herein as the "Incumbent Trustee Nominees." Mr. Sullivan is referred to herein as the "New Trustee Nominee." Each of the Nominees has consented to serve or continue to serve, as the case may be, as a Trustee. Certain biographical and other information relating to the Nominees, including each Nominee's experience, qualifications, attributes and skills for Board membership, is set forth below. Four of the Nominees are expected to be Independent Trustees (meaning that they would not be considered "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) and one of the Nominees (Mr. Salter) would continue to be an Interested Trustee (meaning that he is considered an "interested person" as defined in the 1940 Act) of the Trust by reason of his affiliation with Baillie Gifford Overseas Limited (the "Manager") and his role as an officer of the Trust.

Messrs. Chin, and Rigsby are Independent Incumbent Trustee Nominees who were previously elected by shareholders. Ms. Cox is an Independent Incumbent Trustee Nominee, and each of Ms. Cox and Mr. Salter were previously appointed by the Board and are standing for election by shareholders for the first time. Mr. Sullivan is expected to be an Independent Trustee and is not a successor to any of the current Trustees. Mr. Long currently serves on the Board as an Independent Trustee and is expected to retire effective December 31, 2020. Mr. Long was previously elected by shareholders and is not being proposed as a Nominee for election to the Board. Mr. Long would continue to serve on the Board until his retirement in December 2020. If the Proposal is approved, the Board would consist of six Trustees immediately following the shareholder meeting.

On March 12, 2020, the Board voted to submit the Incumbent Trustee Nominees and the New Trustee Nominee to a vote of shareholders of the Trust. The Board knows of no reason why any of these Nominees would be unable to serve.

Reason for the Proposal

Section 16(a) of the 1940 Act provides that no person shall serve as a trustee of a registered investment company unless elected to that office by the holders of the outstanding voting securities of such company, at an annual or a special meeting duly called for that purpose; except that vacancies occurring between such meetings may be filled in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the trustees then holding office shall have been elected to such office by the shareholders of the company at such an annual or special meeting.

Of the four Incumbent Trustee Nominees, two (Messrs. Chin and Rigsby) were elected by shareholders in 2014. Mr. Salter and Ms. Cox were appointed to the Board without a vote of shareholders, as permitted by Section 16(a) of the 1940 Act as a result of the Board's composition at the time of their respective appointments. Due to the current Board composition, however, it is now necessary to hold a shareholder meeting for the purpose of electing Mr. Sullivan to the Board. In addition, the Trustees have proposed to elect the whole board, other than Mr. Long, who is scheduled to retire in December 2020, in order to have all Trustees expected to serve on the Board beyond December 2020 elected by shareholders. The Board has determined it appropriate that Ms. Cox and Messrs. Chin, Rigsby and Salter stand for election by the shareholders.

Information About the Board and the Nominees

The Board is responsible for the overall management and supervision of the Trust's affairs and for protecting the interests of shareholders. The Board meets periodically throughout the year to oversee the Trust's activities, review contractual arrangements with certain service providers, monitor compliance with regulatory requirements, and review performance. The Trust does not have a lead independent trustee. Additional information about the backgrounds and qualifications of the Trustees is provided below.

The Board has four standing committees: the Audit Oversight Committee, the Nominating and Governance Committee, the Performance Committee, and the Valuation Committee. All Trustees currently serve on the Performance Committee and the Valuation Committee. The Audit Oversight Committee and the Nominating and Governance Committee each consist exclusively of the Independent Trustees. The committees are integral to the Funds' overall governance and risk management structure. Each Independent Trustee serves on all four committees, which the Board believes allows each Independent Trustee to develop a broad understanding of all matters affecting the Trust for which the Board and committees are responsible.

The Audit Oversight Committee operates pursuant to a written charter, which was most recently amended on February 24, 2020, and is included in Appendix B. The Audit Oversight Committee has oversight over the Trust's accounting and financial reporting policies and practices, its internal controls, and the quality and objectivity of the Trust's financial statements. The Audit Oversight Committee also acts as liaison between the Trust's independent registered public accounting firm and the Board. Mr. Rigsby serves as Chair of the

Audit Oversight Committee. The Audit Oversight Committee held four meetings during the fiscal year ended December 31, 2019 and held three meetings during the fiscal year ended April 30, 2019.

The Nominating and Governance Committee operates pursuant to a written charter, which was most recently amended on March 13, 2019, and is included in Appendix C. The Nominating and Governance Committee is responsible for identifying, evaluating, and recommending candidates to serve as Independent Trustees, reviewing the composition of the Board, and reviewing and recommending Independent Trustee compensation. The Nominating and Governance Committee considers and evaluates nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To submit properly a nominee recommendation for the Nominating and Governance Committee's consideration, a shareholder must submit their recommendation in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust (c/o Baillie Gifford Overseas Limited, Calton Square, 1 Greenside Row, Edinburgh, United Kingdom EH1 3AN). The recommendation must include: (i) biographical information regarding the candidate, the number of shares of each Fund owned of record and beneficially by the candidate (as reported to the recommending shareholder by the candidate), any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust, and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books; (iv) the number of all shares of each Fund owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Nominating and Governance Committee may require the candidate to furnish such other information as it may deem necessary or appropriate to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Nominating and Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that it will determine to nominate any person, even if properly recommended and considered in accordance with this paragraph. Mr. Long serves as Chair of the Nominating and Governance Committee. The Nominating and Governance Committee met three times during the fiscal year ended December 31, 2019 and met two times during the fiscal year ended April 30, 2019.

The Performance Committee was constituted in order to enhance the communication between the Manager and the Independent Trustees regarding Fund performance. The Performance Committee meets regularly after each calendar quarter-end to review and discuss Fund performance matters relating to the most recent quarter and for such other purposes as the Performance Committee may determine. The Performance Committee met four times during the fiscal year ended December 31, 2019 and met four times during the fiscal year ended April 30, 2019.

The Valuation Committee oversees the determination of the fair value of securities and assets for which market quotations are not "readily available" in accordance with the 1940 Act. The Valuation Committee is responsible for reviewing promptly any fair value decision relating to one or more securities or other instruments held by a Fund that would result in a movement, up or down, in the net asset value of such Fund of more than 1/2 of 1% of the net asset value of the Fund. The Valuation Committee, which was formally constituted in 2014, did not meet during the fiscal year ended December 31, 2019 or during the fiscal year ended April 30, 2019.

The Manager serves as the investment adviser of the Funds pursuant to the Amended and Restated Investment Advisory Agreement between the Manager and the Trust, dated January 1, 2015, as amended from time to time. The Manager, subject to the oversight of the Board, is responsible for managing the investment and reinvestment of the assets of each Fund in accordance with each Fund's investment objectives and policies, and also is responsible for management of the risks that arise from the Funds' investments and operations. The Board oversees the Manager and decides upon matters of general policy. The Board's role is one of oversight, not active investment management. This oversight extends to the Funds' risk management processes. In the course of providing oversight, the Board receives a broad range of reports on the Funds' activities, including regarding each Fund's investment portfolio, the compliance of the Funds with applicable laws, and the Funds' financial accounting and reporting. The Board meets periodically with officers of the Trust and representatives from the Manager. The Board also meets periodically with the Funds' chief compliance officer to receive reports regarding the compliance of the Funds and the Manager with the federal securities laws and their internal compliance policies and procedures, and receives a report quarterly from the Trust's chief risk officer. In addition, the Board and the Performance Committee meet periodically with representatives of the Manager to receive reports regarding the management of the Funds, including their investment risks.

The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to oversee the Funds, after taking into account the characteristics of the Funds and their investment strategies and policies.

During the fiscal year ended December 31, 2019, the Board met five times and (other than Mr. Salter, who attended four of the five Board meetings) each Incumbent Trustee Nominee who was then a member of the Board was present for all of the meetings of the Board held during the period for which he or she has been a Trustee and meetings held by all committees on which he or she served during the period that he or she served.

During the fiscal year ended April 30, 2019, the Board met six times and (other than Mr. Salter, who attended five of the six Board meetings) each Incumbent Trustee Nominee who was then a member of the Board was present for all of the meetings of the Board held during the period for which he or she has been a Trustee and meetings held by all committees on which he or she served during the period that he or she served.

The following table lists all current Trustees and each Nominee, their names and year of birth, the positions held with the Trust and length of time served, their principal business occupations during the past five years and other directorships held in any publicly-traded company or any registered investment company during the past five years.

There are seventeen Funds in the Trust, all of which are overseen by the Board (and would be overseen by all Nominees, if elected). The address of all current Trustees and each Nominee is c/o Ropes & Gray LLP, Prudential Tower, 800 Boylston Street Boston, MA 02199. Correspondence intended for a current Trustee may be sent to this address.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation and Other Directorships Held During Past 5 Years(2)
Current Independent Trustees and Independent Trustee Nominees
Howard W. Chin 1952	Nominee, Trustee	Since 2015	Retired. Formerly: Managing Director, Investments, Guardian Life Insurance (financial services).
Pamela M. J. Cox 1952	Nominee, Trustee	Since 2017	Retired. Formerly: Senior Associate (non-resident), CSIS (think tank); Senior Vice President; Vice President East Asia, World Bank Group (international bank & financial services).
Bruce C. Long 1945	Trustee, Chair of the Nominating and Governance Committee	Since 2009	Global Financial Consultant.
Robert E. Rigsby 1949	Nominee, Trustee, Chair of the Audit Oversight Committee	Since 2014	Retired. Formerly: President & COO, Delivery Business at Dominion Energy, Inc. (electric and gas energy company).
Donald P. Sullivan 1954	Nominee	N/A	Retired. Formerly: Senior Vice President, Agency Distribution, Guardian Life Insurance (financial services).
Interested Trustee Nominee
David W. Salter 1975	Nominee, Trustee, Chair of the Board, and President. Formerly, Vice President.	Since 2016	Partner, Baillie Gifford & Co. (investment adviser); CEO & Chair, Baillie Gifford Funds Services LLC (broker-dealer).

(1)  There is no stated term of office for the Trustees and a Trustee may serve until such Trustee reaches the age of 75 years. Thereafter, such Trustee offers to tender his or her resignation from the Board, and the Nominating and Governance Committee, at its discretion, makes a recommendation to the Board whether to accept or reject such resignation annually. The Chair of the Board and the officers of the Trust, including the President of the Trust, are elected annually by the Board of Trustees.

(2)  Previous positions during the past five years with Baillie Gifford & Co., the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.

The following provides an overview of the considerations that led the Board to conclude that each individual currently serving as a Trustee and each Nominee should serve as a Trustee. Generally, no one factor was decisive in the nomination or appointment of an individual to the Board. Among the factors the Board considered when concluding that an individual should serve as a Trustee were the following: (i) the individual's business and professional experience and accomplishments; (ii) the individual's ability to work effectively with the other Trustees; (iii) the individual's prior experience, if any, in the investment management industry; (iv) the individual's prior experience, if any, serving on the boards of public companies (including, when relevant, other investment companies) and/or other complex enterprises and organizations; and (v) how the individual's skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

Each current Trustee's and each Nominee's substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee. Below is a summary of each Trustee's and Nominee's professional experience and additional considerations that contributed to the Board's conclusion that such Trustee and Nominee should serve as a Trustee.

Current Independent Trustees and Independent Trustee Nominees

Howard W. Chin – Howard W. Chin has over 25 years of professional experience in the asset management industry. Most recently, as Managing Director of Fixed Income Securities at Guardian Life Insurance Company of America until 2013, Mr. Chin was responsible for managing multi-billion dollar structured products portfolios for Guardian's mutual funds, and general account. In addition, Mr. Chin was a member of the Investment Committee that determined Guardian's asset allocation among the various fixed income sectors.

Pamela M. J. Cox – Pamela M. J. Cox has over 30 years of professional experience in the World Bank Group, providing investment project financing, especially in emerging markets. At the time of her retirement in 2013, she was Senior Vice President, leading strategy and business development. She previously held positions as Vice President East Asia and Vice President Latin America, overseeing business strategy, operations, client relationships, policy formulation and governance.

Bruce C. Long – Bruce C. Long has over 50 years of professional experience in the securities, insurance, banking, trust company, and investment management industries. Currently, Mr. Long is a consultant for international clients in the financial services industry with global distribution. Until 2008, Mr. Long was Executive Vice President of Guardian Life Insurance Company of America and President of The Guardian Insurance & Annuity Company, Inc., overseeing all registered products manufacturing and distribution.

Robert E. Rigsby – Robert E. Rigsby has 30 years of broad professional experience in the energy industry. At the time of his retirement in 2002, he was President and COO of the Delivery Business at Dominion Energy, Inc. He previously held positions of Executive Vice President, Senior Vice President Finance & Controller, Vice President Human Resources, and Vice President Information Systems. Since his retirement, Mr. Rigsby has held leadership positions on the governing boards of two universities and several foundations.

Donald P. Sullivan Jr. – Donald P. Sullivan Jr. has over 38 years of professional experience in the banking, securities, and financial services industries. At the time of his retirement in 2015, he was Senior Vice President of Agency Distribution at Guardian Life Insurance Company of America responsible for the growth and development of the National Career Agency Distribution Network. He previously served as President of Park Avenue Securities, Guardian's broker-dealer and registered investment adviser, overseeing product, compliance, operations, and strategy, as well as internal and external relationships.

Interested Trustee Nominee

David W. Salter – David W. Salter has 22 years of professional experience in the investment management and financial services industries. As CEO and Chair of Baillie Gifford Funds Services LLC and a Partner of the Manager's parent firm, Baillie Gifford & Co., Mr. Salter is also involved in the oversight of products offered by Baillie Gifford Funds Services LLC and oversight of the operations of the Manager.

The table below shows the value of equity securities beneficially owned by each current Trustee and each Nominee in (i) the Trust or (ii) any other registered investment companies overseen by the Board within the same family of investment companies as the Trust as of March 31, 2020.

As of March 31, 2020, no Independent Trustee or Independent Trustee Nominee or immediate family member of an Independent Trustee or Independent Trustee Nominee was a beneficial owner of any equity securities in (i) an investment adviser or principal underwriter of a Fund; or (ii) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of a Fund.

Name of Nominee	Dollar Range of Shares held in each Series Fund (USD)	Aggregate Dollar Range of Shares held in all Series Funds (USD)
Current Independent Trustees and Independent Trustee Nominee
Howard W. Chin	Baillie Gifford Long Term Global Growth Fund — $50,001-$100,000 Baillie Gifford Positive Change Equities Fund — $10,001-$50,000	Over $100,000
Pamela M. J. Cox	Baillie Gifford Long Term Global Growth Fund — $10,001-$50,000	$10,001-$50,000
Bruce C. Long	Baillie Gifford Long Term Global Growth Fund — Over $100,000	Over $100,000

Name of Nominee	Dollar Range of Shares held in each Series Fund (USD)	Aggregate Dollar Range of Shares held in all Series Funds (USD)
Robert E. Rigsby	Baillie Gifford Developed EAFE
All Cap Fund —
$10,001-$50,000
Baillie Gifford EAFE Plus All Cap Fund —
$10,001-$50,000
Baillie Gifford Emerging Markets
Equities Fund —
$10,001-$50,000
Baillie Gifford Global Alpha Equities Fund —
$10,001-$50,000
Baillie Gifford International Alpha Fund —
$10,001-$50,000
Baillie Gifford International Concentrated Growth Equities Fund —
Under $10,000
Baillie Gifford International Growth Fund —
$10,001-$50,000
Baillie Gifford Long Term Global
Growth Fund —
$10,001-$50,000
Baillie Gifford Positive Change
Equities Fund —
Under $10,000
Baillie Gifford U.S. Equity Growth Fund —
	Under $10,000	Over $100,000
Donald P. Sullivan Jr.	None	None
Interested Trustee Nominee
David W. Salter	None	None

The information above relating to the experience, qualifications, attributes and skills of the Nominees and the current Trustees are furnished in response to requirements imposed by the SEC, do not constitute holding out the Board as a whole or any Nominee or current Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Nominee's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Nominee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Nominee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of the Nominees has these abilities. Experience relevant to having these abilities may be achieved through a Nominee's educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Trust's and the Manager's legal counsel. Both Independent Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts, including the Funds' independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

If each Nominee is elected, it is anticipated that Mr. Salter would remain Chair of the Board.

Shareholders who wish to send communications to the Board should send them to c/o Ropes & Gray LLP, Prudential Tower, 800 Boylston Street Boston, MA 02199, marked for the attention of the Board. All communications will be directed to the Board's attention.

Principal Officers of the Trust

The Board elects the officers of the Trust, each of whom serve at the pleasure of the Board. The following table lists the names and birth years of the officers, the positions held with the Trust and length of time served, their principal business occupations during the past five years, and any directorships held in a public company or registered investment company during the past five years. The business address of each officer is c/o Baillie Gifford Funds, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN. None of the officers listed below receives compensation from any of the Funds. No changes to the officers of the Trust are being proposed.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation During Past 5 Years(2)
Officers (other than officers who are also Trustees)
Andrew Telfer 1967	Vice President	Since 2008	Managing Partner, Baillie Gifford & Co. (investment adviser).
Michael Stirling-Aird 1977	Vice President	Since 2012	Client Service Director, Baillie Gifford Overseas Limited (investment adviser).
Julie Paul 1975	Vice President	Since 2012	Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).
Tim Campbell 1975	Vice President	Since 2014	Partner, Baillie Gifford & Co. (investment adviser); Manager, Baillie Gifford International LLC with oversight of marketing performed in North America.
Lindsay Cockburn 1978	Treasurer	Since 2015	Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).
Graham Laybourn 1966	Vice President	Since 2018	Partner, Baillie Gifford & Co. (investment adviser).
Suzanne Quinn 1979	Chief Compliance Officer and AML Compliance Officer	Since 2018	Manager, Compliance Department, Baillie Gifford & Co. (investment adviser).
Evan Delaney 1969	Chief Risk Officer	Since 2013	Partner, Baillie Gifford & Co. (investment adviser); Group Chief Risk Officer, Director of Business Risk and Internal Audit, Baillie Gifford Group (investment adviser).
Gareth Griffiths 1973	Secretary and Chief Legal Officer	Secretary since 2015; Chief Legal Officer since 2017	Senior Legal Counsel for Baillie Gifford & Co. (investment adviser).
Lesley-Anne Archibald 1988	Vice President	Since 2017	Assistant Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).

(1)  The officers of the Trust are elected annually by the Board.

(2)  Previous positions during the past five years with Baillie Gifford & Co., the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.

Board Compensation

The following table sets forth a summary of the compensation received by each Incumbent Trustee Nominee and current Trustee in the last fiscal year ended December 31, 2019 for services rendered as a trustee and, if applicable, committee chair. Each Independent Trustee received a retainer fee of $100,000. The chairs of the Audit Oversight Committee and the Nominating and Governance Committee received additional compensation of $10,000 and $3,500, respectively. The Trust pays no compensation to its officers or to the trustees who are interested persons of the Trust.

Name & Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued As Part of Trust's Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees(1)
Current Independent Trustees
Howard W. Chin, Trustee	$100,000	—	—	$100,000
Pamela M. J. Cox, Trustee	$100,000	—	—	$100,000
Bruce C. Long, Trustee and Chair of the Nominating and Governance Committee	$103,500	—	—	$103,500
Robert E. Rigsby, Trustee and Chair of the Audit Oversight Committee	$110,000	—	—	$110,000
Current Interested Trustee
David W. Salter, Trustee, Chair of the Board, and President	—	—	—	—

(1)  All Trustees receive reimbursements for reasonable expenses related to their attendance at meetings of the Board or committees, which are not included in the amounts shown. The amounts shown indicate the aggregate compensation paid to the Trustees for their service on the board of the Trust and its seventeen series.

Effective January 1, 2020, upon the recommendation and approval of the Nominating and Governance Committee of the Board, the Independent Trustees' retainer fee increased to $106,000 per year.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd. ("Cohen"), 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, an independent registered public accounting firm, has served as the independent registered public accounting firm of the Trust since 2017. The Board unanimously approved the selection of Cohen as independent public accounting firm for the current fiscal year for Baillie Gifford Multi Asset Fund on June 20, 2019 and for all other Funds on March 12, 2020.

A representative of Cohen is expected to be available during the Special Meeting to respond to questions as appropriate and will have the opportunity to make a statement if the representative so desires.

The following tables present fees billed in each of the last two fiscal years for services rendered to the Trust by the Trust's independent registered public accounting firm:

All Funds Except Baillie Gifford Multi Asset Fund (Fiscal Year End – December 31)

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2018	$263,600	$0	$78,000	$10,105
2019	$284,200	$0	$84,000	$15,650

Baillie Gifford Multi Asset Fund (Fiscal Year End – April 30)

Fiscal Year		Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2018	*	N/A	N/A	N/A	N/A
2019		$22,400	$0	$7,000	$9,738

*Baillie Gifford Multi Asset Fund commenced operations on December 4, 2018.

Audit fees include amounts for auditing and reporting on the financial statements and the financial highlights included in the Fund's annual report to the shareholders, issuance of the auditor's consent to be included in the Amendment to the Registration Statement, issuance of the auditor's report on internal controls for inclusion in form N-CEN and provision of comments on the Trust's interim financial statements (as requested).

Audit-Related Fees include amounts for assurance and related services reasonably related to the performance of audits or the review of the Trust's financial statements, and that are not otherwise included under the heading "Audit fees."

Tax fees include amounts for services rendered to the Trust for tax compliance, tax planning and tax advice.

All Other Fees include amounts billed by the Trust's accountant for services rendered to the Trust and rendered to the Trust's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Trust.

Engagements that are required to be pre-approved by the Audit Oversight Committee of the Board may be pre-approved (i) at any regular or special meeting of the Audit Oversight Committee or (ii) by the Chair of the Audit Oversight Committee, provided that such member must report, for informational purposes only, any pre-approval decisions to the Board at its next regularly scheduled meeting.

All of the audit, audit-related, tax and other services related to the fees described above for which Cohen billed the Trust were pre-approved by the Audit Oversight Committee.

The Trust's principal accountant billed $20,838 for the fiscal year ended December 31, 2019 and $10,105 for the fiscal year ended December 31, 2018 for services required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. Additionally, the Trust's principal accountant billed $2,900 for the fiscal year ended April 30, 2019 and $0 for the fiscal year ended April 30, 2018 for services required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

In evaluating the independence of the Trust's accountant, the Audit Oversight Committee considered the provision of non-audit services, which were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, rendered to the Trust's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust. No such services were provided during the fiscal year ended December 31, 2019 or during the fiscal year ended April 30, 2019.

Shareholder Voting and Quorum Requirements Regarding the Proposal

With respect to the Proposal, the election of Trustees, an affirmative vote of the holders of a plurality of the Trust's shares present, by proxy or otherwise, at the Special Meeting is required to elect each individual nominated as a Trustee, provided that a quorum is present. Forty percent of the shares entitled to vote must be present, by proxy or otherwise, at the Special Meeting for there to be a quorum.

Board recommendation on the Proposal:

The Board unanimously recommends that
shareholders of the Funds vote "FOR" the
election of each Nominee.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Attending the Virtual Special Meeting. The Special Meeting will be held virtually over the internet. To attend, vote, and submit any questions at the Special Meeting, please register at https://viewproxy.com/BaillieGifford/broadridgevsm/. In order for beneficial owners of shares registered in the name of a broker, bank, or other nominee to attend, participate, and vote at the virtual Special Meeting, they must first obtain a legal proxy from the relevant broker, bank, or other nominee and then register their attendance ahead of the Special Meeting at https://viewproxy.com/BaillieGifford/broadridgevsm/.

Solicitation of Voting Instructions. Voting instructions will be solicited primarily by mailing this Proxy Statement and its enclosures, but voting instructions may also be solicited through further e-mailings, telephone calls, personal interviews or mailings by officers. Officers of the Trust or their agents may solicit voting instructions by mail e-mail, telephone, facsimile, internet, or in person. Each Fund has engaged Broadridge Investor Communication Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies for the Special Meeting, at an estimated cost of approximately $97,737.22 plus reasonable expenses. The Funds shall bear all of the costs of the Special Meeting, including the costs of printing and mailing this Proxy Statement and soliciting voting instructions.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within a Fund or across several Funds. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to the Manager at Calton Square, 1 Greenside Row, Edinburgh, Scotland, UK EH1 3AN, or by emailing northamericanvehiclesteam@bailliegifford.com, or by telephoning collect 011-44-131-275-2000 (Attention: North American Vehicles Team) before 12:00 noon (Eastern Time) on any business day.

Quorum and Methods of Tabulation. The shareholders of each Fund vote together as a single class on the approval of the Proposal. Votes cast by proxy or by shareholders present at the virtual Special Meeting will be counted by persons appointed as tellers (the "Tellers") for the Special Meeting. For the Proposal, forty percent of the shares entitled to vote must be present, by proxy or otherwise, at the Special Meeting for there to be a quorum. Each share shall be entitled to one vote.

The Tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. An affirmative vote of the holders of a plurality of the Trust's shares present, by proxy or otherwise, at the Special Meeting is required to elect each individual nominated as a Trustee, provided that a quorum is present. Since the number of Nominees (five) equals the number of Trustees to be elected (five), a Nominee receiving any votes will be elected. Abstentions and broker non-votes do not represent votes cast for the Proposal but will be counted for purposes of determining whether a quorum is present. "Broker non-votes" are, with respect to the Proposal, shares held by a broker or nominee in respect of which instructions have not been received from the beneficial owners or persons entitled to vote, and for which the broker or nominee does not have a discretionary voting power, but for which a broker or nominee returns the proxy card or otherwise attends the shareholder meeting without actually voting on the Proposal. Because the Proposal requires the affirmative vote of a plurality of the shares cast at the Special Meeting, abstentions and broker non-votes will have no effect on the Proposal.

A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid and the burden of proving invalidity shall rest on a challenger. A proxy with respect to Fund shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.

Other Business. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card.

Revocation of Proxies. Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Trust, (ii) by a properly executed later-dated proxy received by the Secretary of the Trust, or (iii) by a vote of shareholders at the Special Meeting. Attendance at the Special Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Special Meeting. Only the latest dated, properly executed proxy card received prior to or at the Special Meeting will be counted.

Date for Receipt of Shareholders' Proposals for Subsequent Meetings of Shareholders. The Second Amended and Restated Agreement and Declaration of Trust does not provide for annual meetings of shareholders, but the Board may from time to time schedule special meetings. Shareholder proposals for inclusion in the Trust's proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

Adjournment. In the event that a quorum with respect to the Proposal is not present and/or sufficient votes in favor of the Proposal are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting with respect to the Proposal to permit further solicitation of proxies with respect to the approval of the Proposal. Any such adjournments will require the affirmative vote of a majority of the votes properly cast on the Proposal, whether or not a quorum is present, by proxy or otherwise, at the Special Meeting to be adjourned, as required by the Second Amended and Restated Agreement and Declaration of Trust. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal. They will withhold/abstain from voting for any such adjournment those proxies required to be withheld/abstained from voting for the Proposal.

Financial Information. A copy of the Annual Report for the Trust for each Fund's most recent fiscal year ended (i.e., April 30, 2019 for Baillie Gifford Multi Asset Fund and December 31, 2019 for all other Funds), including financial statements, has previously been mailed to shareholders of each Fund that was operational as of that date. Upon request, the Trust will furnish, without charge, to any of its shareholders, a copy of the Annual Report of a Fund for its most recent fiscal year and a copy of its semiannual report for any subsequent semiannual period. The Trust will furnish such copies without charge via first-class mail within three business days of such request. Requests may be made in writing to the Manager at Calton Square, 1 Greenside Row, Edinburgh, Scotland, UK EH1 3AN, or by telephoning collect 011-44-131-275-2000, or by emailing northamericanvehiclesteam@bailliegifford.com (Attention: North American Vehicles Team). The annual and semiannual reports are also available on the Manager's website at https://www.bailliegifford.com/en/usa/professional-investor/literature/ and on the EDGAR database on the Securities and Exchange Commission's website at www.sec.gov.

INFORMATION ABOUT THE TRUST

General Information and Mailing Address. The Trust is an open-end registered management investment company under the 1940 Act, and is organized as a Massachusetts business trust. Each Fund is a series of the Trust. The mailing address of the Trust and the Funds is Calton Square, 1 Greenside Row, Edinburgh, Scotland, UK, EH1 3AN.

Manager. Baillie Gifford Overseas Limited, Calton Square, 1 Greenside Row, Edinburgh, Scotland, UK, EH1 3AN, serves as the investment manager for the Funds.

Administrator. The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, serves as the Funds' administrator pursuant to an Administrative Services Agreement.

Distributor. Baillie Gifford Funds Services LLC, 780 Third Avenue, 43rd Floor, New York, New York 10017, serves as the distributor for the Funds.

Outstanding Shares and Share Ownership. As of April 24, 2020 the following shares of each class of each Fund were outstanding, with each share entitled to one vote:

Fund	Class	Shares outstanding and entitled to vote
Baillie Gifford Asia Ex Japan Fund	Institutional	None
	K	None
Baillie Gifford China A Shares Fund	Institutional	50,000.000
	K	50,000.000
Baillie Gifford Developed EAFE All Cap Fund	2 3 4 5 Institutional K	17,504,483.561 6,402,286.742 None None 592,893.697 17,792,556.784
Baillie Gifford EAFE Plus All Cap Fund	2 3 4 5 Institutional K	17,998,873.940 None None None 1,459,428.354 6,943,482.729
Baillie Gifford Emerging Markets Equities Fund	2 3 4 5 Institutional K	5,474,268.938 5,954,508.220 9,649,345.495 68,313,252.312 38,245,170.027 70,469,731.019
Baillie Gifford Global Alpha Equities Fund	2 3 4 5 Institutional K	11,356,157.295 33,647,562.016 7,082,381.377 None 499,836.889 4,820,940.039
Baillie Gifford Global Stewardship Equities Fund	Institutional	153,534.864
	K	153,534.864

Fund	Class	Shares outstanding and entitled to vote
Baillie Gifford International All Cap Fund	2 3	9,867,187.262 16,316,546.361
	4 5	None 2,766,638.864
Baillie Gifford International Alpha Fund	2 3 4 5 Institutional K	23,509,896.690 71,033,832.734 41,436,719.434 8,293,932.485 10,850,348.098 46,958,149.306
Baillie Gifford International Concentrated Growth Equities Fund	Institutional K	472,094.710 9,696,736.249
Baillie Gifford International Growth Fund	2 3 4 5 Institutional K	47,327,326.476 36,090,720.535 33,864,073.884 88,609,679.645 3,865,753.045 23,813.666
Baillie Gifford International Smaller Companies Fund	Institutional K	51,198.454 51,198.454
Baillie Gifford Japan Growth Fund	Institutional K	None None
Baillie Gifford Long Term Global Growth Fund	2 3 4 5 Institutional K	3,487,950.129 None 3,085,974.085 None 3,341,017.516 5,691,776.708
Baillie Gifford Multi Asset Fund	Institutional K	536,162.791 536,162.791
Baillie Gifford Positive Change Equities Fund	Institutional K	814,527.449 1,374,024.325
Baillie Gifford U.S. Equity Growth Fund	Institutional K	258,147.688 755,443.166

For information about significant shareholders of each class of each Fund, please see Appendix A.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING.

TO VOTE BY INTERNET OR TELEPHONE, PLEASE USE THE CONTROL NUMBER ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS AS DESCRIBED ON YOUR PROXY CARD.

May 19, 2020

APPENDIX A — NAME, ADDRESS AND PERCENTAGE OF OWNERSHIP OF "PRINCIPAL HOLDERS"

As of March 31, 2020, the name, address and percentage of ownership of each person who may be deemed to be a "principal holder" because such person owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund's outstanding shares is shown below. The Trust believes that no other person or group owns of record or beneficially 5% or more of the shares of any class of a Fund. Baillie Gifford Asia Ex Japan Fund and Baillie Gifford Japan Growth Fund had not commenced operations as of March 31, 2020 and therefore did not have any principal holders.

Baillie Gifford China A Shares Fund

Investor	Class	Investor Address	Number of Shares Owned	Percentage of Ownership of Class
Baillie Gifford International LLC	Institutional	780 Third Ave, 43rd Floor, New York, NY 10017-2024	50,000.000	100.00
Baillie Gifford International LLC	K	780 Third Ave, 43rd Floor, New York, NY 10017-2024	50,000.000	100.00

Baillie Gifford Developed EAFE All Cap Fund

Investor	Class	Investor Address	Number of Shares Owned	Percentage of Ownership of Class
El Paso Firemen & Policemen's Pension Fund	3	909 East San Antonio Ave, El Paso, TX 79901-2523	6,402,286.742	100.00
National Financial Services LLC*	Institutional	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	458,532.871	47.68
Charles Schwab & Co Inc Special Custody A/C FBO Customers*	Institutional	211 Main Street, San Francisco, CA 94105	458,492.791	47.68
Capinco C/O US Bank*	K	1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212	7,911,525.048	41.77
US Army NAF Retirement Plan	2	2455 Reynolds Road, Fort Sam, Houston, TX 78234	6,023,428.469	34.41
Howard County Master Trust	K	3430 Court House Drive, Ellicott City, MD 21043-4300	5,668,323.419	29.93
McAuley Portfolio Management Co	2	14528 S Outer Forty Road, Suite 100, Chesterfield, MO 63017-5743	4,980,862.979	28.46
Maryland Prepaid College Trust	2	217 E. Redwood Street, Suite 1350, Baltimore, MD 21202-3314	3,569,785.117	20.39
Eversource Energy Service Company FBO the Eversource Retirees Benefit Trust	2	107 Selden Street, Berlin, CT 06037	2,927,969.937	16.73
Arizona Pipes Trades Defined Benefit Plan	K	3121 North 24th Street, Phoenix, AZ 85016-7313	2,439,202.274	12.88
Reliance Trust FBO Payson*	K	PO Box 28004, Atlanta, GA, 30358	1,931,962.239	10.20

Baillie Gifford EAFE Plus All Cap Fund

Investor	Class	Investor Address	Number of Shares Owned	Percentage of Ownership of Class
Capinco C/O US Bank*	K	1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212	6,286,436.136	90.54
Charles Schwab & Co Inc Special Custody A/C FBO Customers*	Institutional	211 Main Street, San Francisco, CA 94105	1,119,911.159	76.03

Investor	Class	Investor Address	Number of Shares Owned	Percentage of Ownership of Class
Lexington Fayette Urban County Policemen's and Firefighter's Retirement Fund	2	200 East Main Street, Lexington, KY 40503	4,564,987.540	25.11
National Financial Services LLC*	Institutional	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	346,182.957	23.50
The National Magazine Pension Scheme	2	72 Broadwick Street, London, WIF 9EP	3,557,637.629	19.57
Northern Trust as Trustee FBO NiSource Inc Master Retirement Trust	2	801 S Canal, Chicago, IL 60675	3,405,622.574	18.73
Beacon Health System Inc	2	600 East Blvd, Elkhart, IN 46514	2,451,082.900	13.48
Macalester College	2	1600 Grand Avenue, St Paul, MN 55105-1899	2,261,984.810	12.44
Wilshire Associates Incorporated Wilshire Solutions Fund Trust	2	210 Sixth Avenue, Suite 3720, Pittsburgh, PA 15222	1,497,667.011	8.24
SEI Private Trust Company*	K	One Freedom Valley Drive, Oaks, PA 19456	350,521.107	5.05

Baillie Gifford Emerging Markets Equities Fund

Investor	Class	Investor Address	Number of Shares Owned	Percentage of Ownership of Class
City of Austin Employees Retirement System	3	418 E Highland Mall Blvd, Austin, TX 78752	5,954,508.220	100.00
Sacramento County Employees Retirement System	4	980 9th Street, Suite 1900, Sacramento, CA 95814-2739	9,649,345.495	100.00
Board of Trustees for the Maryland State Retirement and Pension System	5	120 E Baltimore Street, 16th Floor, Baltimore, MD 21202-6703	37,624,478.195	61.61
Baylor College of Medicine	2	2 Greenway Plaza, Suite 924, Houston, TX 77046	2,158,162.143	39.42
City of Hope	2	1500 E Duarte Road, Duarte, CA 91010-3000	1,490,796.592	27.23
Charles Schwab & Co Inc Special Custody A/C FBO Customers*	Institutional	211 Main Street, San Francisco, CA 94105	8,495,870.615	24.15
Raymond James Omnibus for Mutual Funds House Account*	Institutional	880 Carillon Parkway, St Petersburg, Florida 33716	8,258,961.697	23.47
Beckman Research Institute of the City of Hope	2	1450 E Duarte Road, Duarte, CA 91010-3008	1,159,891.894	21.19
LPL Financial FBO Customer Accounts*	Institutional	PO Box 509046, San Diego, CA, 92150-9046	6,900,945.699	19.61
National Financial Services LLC*	Institutional	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	6,697,707.099	19.04
Mac & Co*	K	500 Grant Street, Room 151-1010, Pittsburgh, PA, 15258	11,077,697.759	16.77
SEI Private Trust Company*	K	One Freedom Valley Drive, Oaks, PA 19456	10,030,866.011	15.18
Northern Trust FBO Emerging Markets*	K	50 S Lasalle Street, Chicago, IL 60675	9,878,056.004	14.95
AT&T Services Inc SBC Master Pension Trust	5	208 S Akard Street, 27th Floor, Dallas, TX 75202	8,257,273.967	13.52

Investor	Class	Investor Address	Number of Shares Owned	Percentage of Ownership of Class
City of Hope National Medical Center	2	1500 E Duarte Road, Duarte, CA 91010-3000	663,874.736	12.13
Fedex Corporation Employees Pension Trust	5	942 S Shady Grove Road, Memphis, TN 38120-4117	7,041,622.095	11.53
Fresno County Employees Retirement Association	K	7772 N Palm Avenue, Fresno, CA 93711-5734	7,302,027.985	11.05
State Street Bank and Trust FBO Angeles Global Equity Opportunities	K	429 Santa Monica Blvd, Suite 650, Santa Monica, CA 90401-3437	4,592,360.382	6.95
Reliance Trust FBO Payson*	K	PO Box 28004, Atlanta, GA, 30358	4,388,915.418	6.64
The Salvation Army A Georgia Corporation	5	1424 Northeast Expressway, Atlanta, GA 30329	3,305,085.443	5.41
Fire and Police Pension Association of Colorado	5	5290 DTC Parkway, Suite 100, Greenwood Village. CO 80111	3,194,806.577	5.23

Baillie Gifford Global Alpha Equities Fund

Investor	Class	Investor Address	Number of Shares Owned	Percentage of Ownership of Class
Textron Inc Master Trust	4	40 Westminster Street, Providence, RI 02903	7,082,381.377	100.00
Charles Schwab & Co Inc Special Custody A/C FBO Customers*	Institutional	211 Main Street, San Francisco, CA 94105	499,406.117	99.91
Linde Pension Plan Trust	K	200 Somerset Corporate Blvd, Suite 7000, Bridgewater, NJ 08807-2882	3,415,940.733	70.70
Scripps Health	3	10140 Campus Point, DR CPA 345, San Diego, CA 92121-1520	10,596,948.434	31.49
SSM Healthcare Portfolio Management Company	3	10101 Woodfield Lane, Saint Louis, MO 63132	10,450,730,598	31.06
State Street Bank and Trust Company as Trustee for Hallmark Cards Incorporated Master Trust	2	1 Lincoln Street, Boston, MA 02111-2900	3,141,047.921	28.53
University Hospitals Health System Inc Retirement Plan	2	3605 Warrensville Center Road, Shaker Heights, OH 44122	2,755,130.669	25.02
Meristem Global Equity Fund LLC	2	601 Carlson Parkway, Suite 800, Minnetonka, MN 55305-5229	2,365,171.414	21.48
Freeport Minerals Corporation Defined Benefit Master Trust	3	333 North Central Avenue, Phoenix, AZ 85004	6,746,822.944	20.05
Promedica Health System	3	Steam Plant 2nd Floor, Mail Stop Code MSC S29777, 100 Madison Avenue, Toledo, OH 43604	5,853,060.040	17.40
Northwest Area Foundation	2	60 Plato Blvd East, St Paul, MN 55107	1,698,811.576	15.43
Great West Trust Company LLC Linde Savings and Investment Plan	K	8525 E Orchard Road, Greenwood Village, CO 80111	728,717.780	15.08
Great West Trust Company LLC Messer Retirement Savings Plan	K	8525 E Orchard Road, Greenwood Village, CO 80111	686,717.909	14.21
University Hospitals Health System Inc	2	3605 Warrensville Center Road, Shaker Heights, OH 44122	1,048,078.950	9.52

Baillie Gifford Global Stewardship Equities Fund

Investor	Class	Investor Address	Number of Shares Owned	Percentage of Ownership of Class
Baillie Gifford International LLC	Institutional	780 Third Ave, 43rd Floor, New York, NY 10017-2024	153,534.864	100.00
Baillie Gifford International LLC	K	780 Third Ave, 43rd Floor, New York, NY 10017-2024	153,534.864	100.00

Baillie Gifford International All Cap Fund

Investor	Class	Investor Address	Number of Shares Owned	Percentage of Ownership of Class
Arkansas Judicial Retirement System	5	124 W Capitol Ave., STE 400, Little Rock, AR 72201-3707	2,766,638,864	100.00
Municipal Fire and Police Retirement System of Iowa	3	7155 Lake Drive Suite 201, West Des Moines, IA 50266	9,891,444.592	60.62
Methodist Le Bonheur Healthcare	3	1211 Union Avenue, Suite 600, Memphis, TN 38104	6,425,101.769	39.38
St. George Corporation	2	12251 South 80th Avenue, Palos Heights, IL 60463	2,964,872.887	30.05
The Community Investment Group	2	101 Fifth Street East, Suite 2400, Saint Paul, MN 55101-1800	2,370,490.853	24.02
ThedaCare Inc	2	122 E. College Avenue, Appleton, WI 54912	1,925,598.657	19.52
The Saint Paul Foundation US Bank	2	101 East 5th Street, 14th Floor, Saint Paul, MN 55101-1800	1,360,714.196	13.79
Howard University Endowment	2	Howard University, Service Center — Room 402, 2244 10th Street, NW, Washington DC 20059	640,942.807	6.50
Howard University Retirement Trust	2	Howard University, Service Center — Room 402, 2244 10th Street, NW, Washington DC 20059	604,567.862	6.13

Baillie Gifford International Alpha Fund

Investor	Class	Investor Address	Number of Shares Owned	Percentage of Ownership of Class
Sysco Corporation Retirement Plan Trust	5	1390 Enclave Parkway, Houston, TX 77077	7,360,154.334	100.00
Ameren Master Retirement Trust	4	607 East Adams Street, Springfield, IL 62739-1000	21,116,617.923	50.96
City of Phoenix Public Employees Retirement Plan	4	200 W Washington, 10th Floor, Phoenix, AZ 85003	16,102,233.656	38.86
Trust Fund for Pinnacle West Corporation	2	400 N Fifth Street, Phoenix, AZ 85004	13,910,490.231	37.17
National Financial Services LLC*	Institutional	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	3,777,216.044	35.57
Pershing LLC*	Institutional	PO Box 2052 Jersey City, NJ 073039	3,148,462.564	29.65
Charles Schwab & Co Inc Special Custody A/C FBO Customers*	Institutional	211 Main Street, San Francisco, CA 94105	2,752,299.694	25.92

Investor	Class	Investor Address	Number of Shares Owned	Percentage of Ownership of Class
Commander Navy Installation Command Millington Detachment	3	7800 Third Avenue, Building 457, Millington, TN 38055	12,207,354.648	21.30
SEI Private Trust Company*	K	One Freedom Valley Drive, Oaks, PA 19456	9,362,513.747	19.75
Northern Trust C/O Custodian*	K	50 S. Lasalle Street, Chicago, IL 60675	8,663,038.461	18.28
Voya Retirement Plan	3	5780 Powers Ferry Road, Atlanta, GA 30327	9,074,812.421	15.83
Cargill Inc and Associate Companies Master Pension Trust	3	9320 Excelsior Blvd, MS # 15-4-9320, Hopkins, MN 55343	8,594,266.304	14.99
Retirement System of Allegheny County	2	Room 106 County Office Building, 542 Forbes Avenue, Pittsburgh, PA 15219	5,091,739.250	13.61
American Family Insurance Group Master Retirement Trust	3	25 W Main Street, STE 401, Madison, WI 53703-4298	7,614,518.492	13.28
Capinco C/O US Bank*	K	1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212	6,217,663.572	13.12
Massachusetts Port Authority Employees Retirement System	K	1 Harborside Drive, STE200S, East Boston, MA 02128-2909	5,381,067.307	11.35
The Employees Retirement Plan of The National Education Association	3	Suite 210, 1201 16th Street NW, Washington DC, 20036	6,500,078.661	11.34
Georgia Tech Foundation Inc	2	760 Spring Street NW, Suite 400, Atlanta, GA 30308	4,053,059.227	10.83
Egap & Co*	K	2 Burlington Square, PO Box 820, Burlington, VT, 05402-0820	5,060,408.978	10.68
Ameren Health and Welfare Trust	4	1901 Chouteau Avenue, PO Box 66149 MC 960, St Louis, MO 63166-6149	4,217,867.855	10.18
Charles Stewart Mott Foundation	2	201 West Big Beaver Road, Suite 900, Troy, MI 48084	3,804,224.065	10.17
Washington Gas Light Company Employees Pension Plan	2	1000 Maine Avenue SW, Washington DC, 20024	3,547,632.919	9.48
Mac & Co.*	K	500 Grant Street, Room 151-1010, Pittsburgh, PA, 15258	4,430,605.363	9.35
LPL Financial FBO Customer Accounts*	Institutional	PO Box 509046, San Diego, CA, 92150-9046	940,002.219	8.85
Leonard & Beryl Buck Foundation	2	2001 N Main Street, STE 600, Walnut Creek, CA 94596-7264	2,960,081.334	7.91
North Slope Borough	2	PO Box 69, Barrow, AK 99723	2,670,664.560	7.14

Baillie Gifford International Concentrated
Growth Equities Fund

Investor	Class	Investor Address	Number of Shares Owned	Percentage of Ownership of Class
National Financial Services LLC*	Institutional	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	360,718.896	82.20
The Master Pension Trust of CSX Corporation and Affiliated Companies	K	500 Water Street C110, Jacksonville, FL 32202	6,341,508.207	66.62
Pershing LLC*	K	PO Box 2052, Jersey City, NJ 07303	3,126,833.988	32.85

Investor	Class	Investor Address	Number of Shares Owned	Percentage of Ownership of Class
Baillie Gifford International LLC	Institutional	780 Third Ave, 43rd Floor, New York, NY 10017-2024	50,086.839	11.41
Charles Schwab & Co Inc Special Custody A/C FBO Customers*	Institutional	211 Main Street, San Francisco, CA 94105	23,958.581	5.46

Baillie Gifford International Growth Fund

Investor	Class	Investor Address	Number of Shares Owned	Percentage of Ownership of Class
Teachers Retirement System of the State of Kentucky	5	479 Versailles Road, Frankfort, KY 40601	88,609,679.645	100.00
Great West Trust Company LLC	K	8515 E Orchard Road, Greenwood Village, CO 80111	23,266.526	97.99
National Financial Services LLC*	Institutional	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	1,864,544.515	55.45
Pershing LLC*	Institutional	PO Box 2052, Jersey City, NJ 07303	1,302,208.379	38.73
Presbyterian Healthcare Services	3	9521 San Mateo Blvd NE, Albuquerque, NM 87113-2237	11,275,404.413	31.24
Iowa Peace Officers Retirement Accident and Disability System	4	State Capitol Building, Room 114, Des Moines, IA 50319	10,072,897.309	29.75
City of Jacksonville Retirement System	4	117 West Duval Street, Suite 300, Jacksonville, FL 32202	9,963,030.718	29.42
Jacksonville Police and Fire Pension Fund	4	1 West Adams Street, Suite 100, Jacksonville, FL 32202	9,387,017.407	27.72
Aerospace Employees Retirement Plan	3	2310 E. El Segundo Blvd, El Segundo, CA 90245-4609	9,744,479.366	27.00
The McKnight Foundation	3	710 S Second St, STE 400, Minneapolis, MN 55401	7,122,146.101	19.73
Northwell Health	3	972 Brush Hollow Road, Westbury, NY 11590	5,294,233.905	14.67
Iowa Judicial Retirement System	4	State Capitol Building, Room 114, Des Moines, IA 50319	4,037,070.646	11.92
The Carle Foundation	2	611 W. Park St., Urbana, IL 61801-2595	5,128,801.077	11.19
Saint Louis University	2	3545 Lindell Blvd, 3rd Floor, Saint Louis, MO 63103	4,861,208.432	10.61
Anadarko Petroleum Corporation Master Trust	2	1201 Lake Robbins Drive, 29th Floor, The Woodlands, TX 77380	4,690,245.810	10.24
Prince George's County Police Pension Plan	2	1400 McCormick Drive, Suite 110, Largo, MD 20774-5313	4,292,636.683	9.37
Suntrust as Custodian for Piedmont Hospital	2	303 Peachtree Street, Suite 1400, Mail Code GA_Atl-3133, Atlanta, GA 30303	4,228,453.873	9.23
The Lynde and Harry Bradley Foundation	2	1241 North Franklin Place, Milwaukee, WI 53202	4,077,368.898	8.90
University of South Florida Foundation	2	4202 E. Fowler Avenue, ALC-100, Tampa, FL 33620	3,253,634.690	7.10
North Shore University Hospital As Sponsor Of Northwell Health Cash Balance Plan	3	972 Brush Hollow Road, Westbury, NY 11590	2,300,487.630	6.37

Investor	Class	Investor Address	Number of Shares Owned	Percentage of Ownership of Class
City of Gainesville Employees' Pension Plan Fund	2	200 East University Ave, Gainesville, FL 32601	2,908,939.695	6.35
Christus Health Cash Balance Trust	2	919 Hidden Ridge 5th FL, Irving, TX 75038-3813	2,875,999.340	6.28
Austin Firefighters Relief & Retirement Fund	2	4101 Parkstone Heights Dr, Suite 270, Austin, TX 78746	2,688,489.418	5.87
Charles Schwab & Co Inc Special Custody A/C FBO Customers*	Institutional	211 Main Street, San Francisco, CA 94105	176,638.826	5.25

Baillie Gifford International Smaller Companies Fund

Investor	Class	Investor Address	Number of Shares Owned	Percentage of Ownership of Class
Baillie Gifford International LLC	Institutional	780 Third Ave, 43rd Floor, New York, NY 10017-2024	51,198.454	100.00
Baillie Gifford International LLC	K	780 Third Ave, 43rd Floor, New York, NY 10017-2024	51,198.454	100.00

Baillie Gifford Long Term Global Growth Fund

Investor	Class	Investor Address	Number of Shares Owned	Percentage of Ownership of Class
Nissan Employee Retirement Plan	4	One Nissan Way, Franklin, TN 37067-6367	3,085,974.085	100.00
Longwood Foundation Inc	2	100 West 10th Street, Suite 1109, Wilmington, DE 19801	2,451,074.443	70.30
National Financial Services LLC*	Institutional	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	1,942,420.252	64.09
The Salvation Army A Georgia Corporation	K	1424 Northeast Expressway, Atlanta, GA 30329-2088	3,346,506.879	59.80
Northern Trust Co Custodian*	K	50 S. Lasalle Street, Chicago, IL 60675	1,950,021.714	34.84
HRK Investments LLP	2	345 St Peter Street, Suite 1200, St Paul, MN 55102-1211	1,003,782.170	28.79
Charles Schwab & Co Inc Special Custody A/C FBO Customers*	Institutional	211 Main Street, San Francisco, CA 94105	865,164.913	28.55
TD Ameritrade Trust Company — Institutional Class*	Institutional	PO Box 2226, Omaha, NE, 68103-2226	174,656.733	5.76

Baillie Gifford Multi Asset Fund

Investor	Class	Investor Address	Number of Shares Owned	Percentage of Ownership of Class
Baillie Gifford International LLC	Institutional	780 Third Ave, 43rd Floor, New York, NY 10017-2024	536,162.791	100.00
Baillie Gifford International LLC	K	780 Third Ave, 43rd Floor, New York, NY 10017-2024	536,162.791	100.00

Baillie Gifford Positive Change Equities Fund

Investor	Class	Investor Address	Number of Shares Owned	Percentage of Ownership of Class
UBS WM USA Omnibus Account*	Institutional	1000 Harbor Blvd, Weehawken, NJ 07086	688,414.038	84.83
Naidot & Co C/O Bessemer Trust	K	100 Woodbridge Center Drive, Woodbridge, NJ 07095	470,885.261	38.24
Keybank NA	K	PO Box 94871, Cleveland, OH, 44101-4871	350,630.747	28.47
DFE Asset Management	K	7600 E Doubletree Ranch Road, Suite 300, Scottsdale, AZ, 85258-2137	192,188.408	15.61
HRK Endowments LLP	K	345 St Peter Street, Suite 1200, Saint Paul, MN, 55102-7709	89,331.560	7.25
Baillie Gifford International LLC	Institutional	780 Third Ave, 43rd Floor, New York, NY 10017-2024	50,189.678	6.18
TD Ameritrade Trust Company*	Institutional	PO Box 2226, Omaha, NE, 68103-2226	50,038.879	6.17
National Financial Services LLC*	K	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	66,605.374	5.41

Baillie Gifford U.S. Equity Growth Fund

Investor	Class	Investor Address	Number of Shares Owned	Percentage of Ownership of Class
Daytona Beach Police & Fire Retirement System	K	2503 Del Prado Blvd S, Suite 502, Cape Coral, FL 33904-5709	630,157.244	83.42
National Financial Services LLC*	Institutional	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	208,925.220	82.92
Baillie Gifford International LLC	K	780 Third Ave, 43rd Floor, New York, NY 10017-2024	103,800.273	13.74
Charles Schwab & Co Inc Special Custody A/C FBO Customers*	Institutional	211 Main Street, San Francisco, CA 94105	33,180.813	13.17

*  The named record owner is believed to hold shares of-record only.

APPENDIX B

BAILLIE GIFFORD FUNDS (THE "TRUST")

AUDIT OVERSIGHT COMMITTEE CHARTER

1.  The Audit Oversight Committee shall be composed entirely of independent Trustees.

The members of the Audit Oversight Committee shall be elected by the Board by majority vote from time to time and serve until their retirement, resignation, they no longer serve on the Board of the Trust or their successors shall be duly elected and qualified.

2.  The purposes of the Audit Oversight Committee are:

a)  to oversee the Trust's accounting and financial reporting policies and practices, its internal control over financial reporting and, as appropriate, the internal controls over financial reporting of certain service providers;

b)  to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof;

c)  to approve prior to appointment the engagement of the Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent auditors; and

d)  to act as a liaison between the Trust's independent auditors and the full Board of Trustees.

The function of the Audit Oversight Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor's responsibility to plan and carry out a proper audit. Specifically, the Trust's management is responsible for: (1) the preparation, presentation and integrity of the Trust's financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with appropriate legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Trust's service providers, including the auditors.

Although the Audit Oversight Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Trust's financial statements by the Audit Oversight Committee is not an audit, nor does the Committee's review substitute for the responsibilities of the Trust's management for preparing, or the independent auditors for auditing, the financial statements. Members of the Audit Oversight Committee are not full-time employees of the Trust and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures.

In discharging his or her duties, a member of the Audit Oversight Committee is entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Trust whom the trustee reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the trustee reasonably believes are within the person's professional or expert competence; or (3) a Board committee of which the trustee is not a member.

3.  To carry out its purposes, the Audit Oversight Committee shall have the following duties and powers:

a)  to approve prior to appointment the engagement of auditors to annually audit and provide their opinion on the Trust's financial statements, to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate matters potentially affecting the independence and capabilities of the auditors;

b)  to approve prior to appointment the engagement of the auditor to provide other audit services to the Trust or to provide non-audit services to the Trust, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the Trust's investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser ("adviser affiliate") that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust;

c)  to delegate to one member of the Audit Oversight Committee the responsibility for the pre-approval of engagements of the Trust's auditors to provide any of the services described in (b) above which need to commence before the next regularly scheduled meeting of the Committee or the Board of Trustees, provided that such member must report, for informational purposes only, any pre-approval decisions to the Committee or the Board at its next regularly scheduled meeting, and to approve, to the extent deemed appropriate by the Committee, any policies and procedures for pre-approval of the engagement of the Trust's auditors;

B-1

d)  to consider whether the non-audit services provided by the Trust's auditor to the Trust's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the Trust's investment adviser) or any adviser affiliate that provides ongoing services to the Trust, which services were not pre-approved by the Audit Oversight Committee, are compatible with maintaining the auditor's independence;

e)  to consider information and comments from the auditors with respect to the Trust's accounting and financial reporting policies, procedures and internal control over financial reporting (including the Trust's critical accounting policies and practices), to consider management's responses to any such comments and, to the extent the Audit Oversight Committee deems necessary or appropriate, to promote improvements in the quality of the Trust's accounting and financial reporting;

f)  to consider information and comments from the auditors with respect to, and meet with the auditors (including private meetings as necessary) to discuss any matters of concern relating to, the Trust's financial statements, including any adjustments to such statements recommended by the auditors, and to review the auditors' opinion on the Trust's financial statements;

g)  to review the arrangements for and scope of the annual audit and any special audits;

h)  to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the auditors;

i)  to review with the Trust's principal executive officer and/or principal financial officer in connection with required certifications on Form N-CSR any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees who have a significant role in the Trust's internal control over financial reporting;

j)  to address reports from attorneys or auditors of possible violations of federal or state law or fiduciary duty;

k)  to review the fees charged by the auditors for audit and non-audit services;

l)  to investigate improprieties or suspected improprieties in Trust operations; and

m)  to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate;

n)  to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

4.  The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5.  The Committee shall meet as necessary with the Treasurer of the Trust and with internal auditors, if any, for the management company.

6.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants as the Committee deems necessary, and the authority to obtain specialized training for Audit Oversight Committee members, at the expense of the Trust.

7.  The Committee may select one of its members to be the chair.

8.  The Committee shall review this Charter periodically and recommend any changes to the full Board of Trustees.

Adopted:  June 28, 2001
Amended:  March 14, 2004, March 20, 2014, February 24, 2020

B-2

APPENDIX C

BAILLIE GIFFORD FUNDS (THE "TRUST")

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I.  PURPOSE

The Nominating and Governance Committee is a committee of the Board of the Trust. Its primary function is to select individuals who would qualify to serve as independent trustees and nominate trustees for membership on the Board.

II.  COMPOSITION

The Nominating and Governance Committee shall be comprised of two or more board members as determined by the Board, each of whom shall be an independent trustee. For purposes of the Nominating and Governance Committee, a trustee is independent if he or she is not an "interested person" of the Trust as that term is defined in the Investment Company Act of 1940.

The members of the Nominating and Governance Committee shall be elected by the Board by majority vote from time to time and serve until their retirement, resignation, they no longer serve on the Board of the Trust or their successors shall be duly elected and qualified. The Chair shall be elected by the members of the Nominating and Governance Committee by majority vote.

III.  MEETINGS

The Nominating and Governance Committee shall meet at least once annually and otherwise as needed. Meetings (including telephone meetings) may be called by the Chair or a majority of the members of the Nominating and Governance Committee upon reasonable notice to the other members of the Nominating and Governance Committee.

IV.  RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Nominating and Governance Committee shall:

A.  Board Nominations and Functions

1.  Select individuals to serve as independent trustees of the Trust. The principal criterion for selection of candidates to serve as independent trustees is their ability to carry out the responsibilities of the Board.

2.  Periodically consider the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

3.  Nominate candidates for trustee for election by the Board or shareholders, as appropriate.

4.  Review this Charter, annually, and recommend changes, if any, to the Board.

5.  Periodically review Independent Trustee compensation and recommend any appropriate changes to the Board.

6.  Determine process for annual self-evaluation of Board performance.

7.  Oversee a program for the orientation of new independent trustees.

B.  Committee Nominations and Functions

1.  Identify and recommend individuals for membership on all committees of the Board and periodically review committee assignments.

2.  Review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.

C.  Other Powers and Responsibilities

1.  Investigate any other matter brought to its attention within the scope of its duties.

2.  Perform any activities consistent with this Charter, the Trust's Declaration of Trust, By-Laws and governing law, as the Nominating and Governance Committee or the Board deems necessary or appropriate. The Committee shall have the power to retain outside counsel or other experts for this purpose at the expense of the Trust, to assist it in carrying out its responsibilities if, in its judgment, that is appropriate.

3.  Report its significant activities to the Board.

Approved:  March 25, 2010
Amended:  March 21, 2013, March 20, 2014, March 19, 2015, September 23, 2015 and March 13, 2019

C-1

BAILLIE GIFFORD FUNDS 780 THIRD AVENUE, 43RD FLOOR NEW YORK, NY 10017	SCAN TO VIEW MATERIALS & VOTE

To vote by Internet

1)         Read the Proxy Statement and have the proxy card below at hand.

2)         Go to website www.proxyvote.com or scan the QR Barcode above

3)         Follow the instructions provided on the website.

4)         To attend and vote at the meeting, please register at https://viewproxy.com/BaillieGifford/broadridgevsm

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.
To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D10907-S00999	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

1.	To elect the Trustees.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

	01) Howard W. Chin	04) David W. Salter
	02) Pamela M. J. Cox	05) Donald P. Sullivan Jr.	☐	☐	☐
03) Robert E. Rigsby

2. Transact such other business as may properly come before the Special Meeting or any postponement(s) or adjournment(s) thereof.

The Board unanimously recommends that you vote "FOR" the approval of the Proposal discussed above.

When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature [Joint Owners]			Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

You can register to attend the virtual shareholder meeting at

https://viewproxy.com/BaillieGifford/broadridgevsm

D10908-S00999

BAILLIE GIFFORD FUNDS

FORM OF PROXY CARD

Baillie Gifford Asia Ex Japan Fund, Baillie Gifford China A Shares Fund, Baillie Gifford Developed EAFE All Cap Fund, Baillie Gifford EAFE Plus All Cap Fund, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford Global Stewardship Equities Fund, Baillie Gifford International All Cap Fund, Baillie Gifford International Alpha Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Growth Fund, Baillie Gifford International Smaller Companies Fund, Baillie Gifford Japan Growth Fund, Baillie Gifford Long Term Global Growth Fund, Baillie Gifford Multi Asset Fund, Baillie Gifford Positive Change Equities Fund, and Baillie Gifford U.S. Equity Growth Fund

Proxy for a meeting of shareholders to be held on June 11, 2020

This proxy is solicited on behalf of the Board of Trustees of Baillie Gifford Funds

The undersigned hereby appoints Gareth Griffiths, Lesley-Anne Archibald, Christopher Labosky, and Shirin Baradaran, and each of them separately, as Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of the Funds listed above that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund(s) to be held at 10:00 a.m., Eastern Time, on June 11, 2020, as a virtual shareholder meeting and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of The Commonwealth of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. This Proxy is solicited by the Board of Trustees of Baillie Gifford Funds on behalf of the Funds. The Board recommends that you vote FOR the proposal.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. Abstentions do not constitute a vote FOR the proposal. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

Dear Shareholder: Your vote is important. Please record your voting instructions on this card, sign it on the reverse side, and return in the envelope provided.